Exhibit 10.16

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of the 19th day of November, 2014, between GABLES OF KENTRIDGE, LLC, a Delaware limited liability company, or its successors or assigns (the “Buyer”), and KENTRIDGE AT GOLDEN POND, LTD, and GREAT-KENT, LLC, each an Ohio limited liability company (together, the “Seller”).

RECITALS:

A.      Seller and Buyer are parties to that certain Purchase and Sale Agreement dated September 11, 2014, as amended (the “Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain real property located in Kent, Ohio, as more particularly described in the Agreement.

B.      Seller and Buyer desire to amend the Agreement, as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1. Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meaning set forth in the Agreement.

2. Definition of Sellers. The definition of Sellers currently listed in the Preamble to the Agreement is hereby deleted in its entirety. Seller shall now be defined in the Preamble as THE INN AT GOLDEN POND LIMITED, an Ohio limited liability company.

3. Closing Condition. As a condition to Buyer's obligation to close, Seller shall have: (i) received all proper permitting and authorizations related to the construction on and near the wetland areas depicted on Exhibit A attached hereto; and (ii) obtained an amendment to that certain Easement Agreement recorded as Instrument No. 200429666 in Portage County Records, which shall (x) restrict the adjoining property owner’s right to relocate pipelines in a manner that impairs Buyer's ability to use the easement area, and (y) certify that any and all costs associated with the relocation of a pipeline shall be the sole obligation of the adjacent property owner.

4. Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BUYER:

GABLES OF KENTRIDGE, LLC

By:	/s/ John Mark Ramsey
Name:	John Mark Ramsey
Its:	Authorized Signatory

SELLER:

KENTRIDGE AT GOLDEN POND, LTD

By:	/s/ Philip H. Maynard
Name:	Philip H. Maynard
Its:	Authorized Signatory

GREAT-KENT, LLC

By:	/s/ Philip H. Maynard
Name:	Philip H. Maynard
Its:	Authorized Signatory

IN WITNESS WHEREOF, this Amendment is acknowledged and agreed to as of the date first written above.

THE INN AT GOLDEN POND LIMITED, an Ohio limited liability company

By:	/s/ Philip H. Maynard
Name:	Philip H. Maynard
Its:	Authorized Signatory

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Exhibit A

Wetlands

STATE ROUTE 261
W-C
1.277 AC.
0.028 AC.
W-D
0.527 AC.
2.209
Pond A
2.209 AC.
W-E
0.233 AC.
Culvert
This wetland delineation will be supported by Flickinger Group, Inc. for five years from the date of this map or verification letter from USACE, whichever is later.
LOCATION POINT
7 SAMPLE POINT
WETLAND AREA = 3.737 ACRES
STREAM/DITCH AREA = 0.039 ACRES
1164.12 FEET
WOJNO DEVELOPMENT
50 ACRES SUNNYBROOK & SR 261
WETLAND DELINEATION
1" = 100'
FLICKINGER
554 WHITE POND DRIVE, SUITE D
FAIRLAWN, OHIO 44320 (330) 865-0880
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